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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-06409, 333-35745, 333-57031, 333-68499, 333-83927, 333-86861,
333-32380, 333-46640, 333-58334, 333-73882, 333-99093, 333-100130, 333-112094)
of SkillSoft Plc of our report dated March 29, 2004, with respect to the consolidated financial statements of SkillSoft Plc included in the Form 10-K for the year ended January 31, 2004.



                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
April 13, 2004